Ivy Funds

Supplement dated February 24, 2014 to the

Ivy Funds Statement of Additional Information

dated July 31, 2013

and as supplemented October 3, 2013, November 21, 2013, November 25, 2013, January 2, 2014 and February 11, 2014

The following is added to the cover page of the Ivy Funds Statement of Additional Information:

In connection with the reorganization of Ivy Managed European/Pacific Fund into Ivy Managed International Opportunities Fund, Ivy Managed European/Pacific Fund will be closed to new investors on or about February 25, 2014, and will be closed to additional purchases by current shareholders on or about March 13, 2014.

In connection with the reorganization of Ivy Asset Strategy New Opportunities Fund into Ivy Emerging Markets Equity Fund (formerly, Ivy Pacific Opportunities Fund), Ivy Asset Strategy New Opportunities Fund will be closed to new investors on or about February 25, 2014, and will be closed to additional purchases by current shareholders on or about March 13, 2014.

Supplement	Statement of Additional Information	1